Acquisitions and Divestitures	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions and Divestitures
Acquisitions and Divestitures

Acquisitions

Acquisitions by segment included:

C&C

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In July of 2015, we acquired the entire issued share capital of Petromedia Ltd and its operating subsidiaries (“Petromedia”), an independent provider of data, intelligence, news and tools to the global fuels market that offers a suite of products that provides clients with actionable data and intelligence that enable informed decisions, minimize risk and increase efficiency. We will account for the acquisition of Petromedia using the purchase method of accounting. The acquisition of Petromedia is not material to our consolidated financial statements.

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In July of 2015, we acquired National Automobile Dealers Association's Used Car Guide (“UCG”), a leading provider of U.S. retail, trade-in and auction used-vehicle values. The acquisition of UCG will expand our analytical and modeling capabilities while deepening our presence in auto finance and auto insurance, and enriching retail solutions. We will account for the acquisition of UCG using the purchase method of accounting. The acquisition of UCG is not material to our consolidated financial statements.

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In July of 2014, we acquired Eclipse Energy Group AS and its operating subsidiaries (“Eclipse”), which provides a comprehensive suite of data and analytics products on the European natural gas and liquefied natural gas markets as well as a range of advisory services leveraging Eclipse’s knowledge base, data capabilities, and modeling suite of products. This transaction complements our North American natural gas capabilities, which we obtained from our Bentek Energy LLC acquisition in 2011. We accounted for the acquisition of Eclipse using the purchase method of accounting. The acquisition of Eclipse was not material to our consolidated financial statements.

S&P DJ Indices

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In March of 2014, we acquired the intellectual property of a family of Broad Market Indices (“BMI”) from Citigroup Global Markets Inc. The BMI provides a broad measure of the global equities markets which includes approximately 11,000 companies in more than 52 countries covering both developed and emerging markets. We accounted for the acquisition of the intellectual property on a cost basis and it was not material to our consolidated financial statements.

Following CRISIL's acquisition of Coalition Development Ltd. ("Coalition") that occurred in July of 2012, we made a contingent purchase price payment in the first six months of 2014 for $11 million that has been reflected in the consolidated statement of cash flows as a financing activity.

Divestitures - Continuing Operations

During the six months ended June 30, 2015, we recorded a pre-tax gain of $11 million within other (income) loss in the consolidated statement of income related to the sale of our interest in a legacy McGraw Hill Construction investment.

On June 30, 2014, we completed the sale of our data center to Quality Technology Services, LLC which owns, operates and manages data centers. Net proceeds from the sale of $58 million were received in July of 2014. The sale includes all of the facilities and equipment on the south campus of our East Windsor, New Jersey location, inclusive of the rights and obligations associated with an adjoining solar power field. The sale resulted in an expense of $3 million recorded within other (income) loss in our consolidated statement of income, which is in addition to the non-cash impairment charge we recorded in the fourth quarter of 2013.

Divestitures - Discontinued Operations

On November 3, 2014, we completed the sale of McGraw Hill Construction, which has historically been part of our C&C segment, to Symphony Technology Group for $320 million in cash. Accordingly, the results of operations for the three and six months ended June 30, 2014, have been reclassified to reflect the business as a discontinued operation.

The key components of income from discontinued operations for the periods ended June 30, 2014 consist of the following:

(in millions)	Three Months	Six Months
Revenue	$44	$84
Expenses	34	63
Operating income	10	21
Provision for taxes on income	4	9
Income from discontinued operations, net of tax	$6	$12

Acquisitions and Divestitures

2014
For the year ended December 31, 2014, we paid cash for acquisitions, net of cash acquired, totaling $82 million. None of our acquisitions were material either individually or in the aggregate, including the pro forma impact on earnings. All acquisitions were funded with cash flows from operations. Acquisitions completed during the year ended December 31, 2014 by segment included:

S&P Ratings

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In October of 2014, we acquired BRC Investor Services S.A. (“BRC”), a Colombia-based ratings firm providing risk classifications of banks, financial services providers, insurance companies, corporate bonds and structured issues that will expand our presence in the Latin American credit markets.  We accounted for the acquisition of BRC using the purchase method of accounting.  The acquisition is not material to our consolidated financial statements.

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Following CRISIL's acquisition of Coalition Development Ltd. ("Coalition") that occurred in July of 2012, we made a contingent purchase price payment in 2014 for $11 million that has been reflected in the consolidated statement of cash flows as a financing activity.

C&C

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In July of 2014, we acquired Eclipse Energy Group AS and its operating subsidiaries (“Eclipse”), which provides a comprehensive suite of data and analytics products on the European natural gas and liquefied natural gas markets as well as a range of advisory services leveraging Eclipse’s knowledge base, data capabilities, and modeling suite of products. This transaction complements our North American natural gas capabilities, which we obtained from our Bentek Energy LLC acquisition in 2011. We accounted for the acquisition of Eclipse using the purchase method of accounting. The acquisition of Eclipse is not material to our consolidated financial statements.

S&P DJ Indices

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In March of 2014, we acquired the intellectual property of a family of Broad Market Indices (“BMI”) from Citigroup Global Markets Inc. The BMI provides a broad measure of the global equities markets which includes approximately 11,000 companies in more than 52 countries covering both developed and emerging markets. We accounted for the acquisition of the intellectual property on a cost basis and it was not material to our consolidated financial statements.

For acquisitions during 2014 that were accounted for using the purchase method, the excess of the purchase price over the fair value of the net assets acquired is allocated to goodwill and other intangibles. Intangible assets recorded for all transactions are amortized using the straight-line method for periods not exceeding 7 years. None of the goodwill acquired from our acquisitions during 2014 will be deductible for tax purposes.

2013
For the year ended December 31, 2013, we paid cash for acquisitions, net of cash acquired, totaling $273 million. None of our acquisitions were material either individually or in the aggregate, including the pro forma impact on earnings. All acquisitions were funded with cash flows from operations. Acquisitions completed during the year ended December 31, 2013 by segment included:

S&P DJ Indices

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In December of 2013, we purchased the intellectual property rights to a range of commodities indices developed by Goldman Sachs as well as a limited-use license to promote the commodities indices using the Goldman Sachs Commodity Index trademarks. The commodities indices provide us with a leading benchmark that measures general price movements and inflation in the world economy. We accounted for the acquisition of the intellectual property on a cost basis.

S&P Ratings

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In June of 2013, we made a voluntary open offer to purchase up to an additional 22.23% of the total equity shares outstanding in CRISIL Limited ("CRISIL"), our majority owned Indian credit rating agency within our S&P Ratings segment. In August of 2013, at the conclusion of the tender offer period, we acquired approximately 11 million equity shares representing 15.07% of CRISIL's total outstanding equity shares for $214 million, increasing our ownership percentage in CRISIL to 67.84% from 52.77%.

Following CRISIL's acquisition of Coalition that occurred in July of 2012, we made a contingent purchase price payment in 2013 for $12 million that has been reflected in the consolidated statement of cash flows as a financing activity.

Intangible assets recorded for all transactions during 2013 are considered intangible assets with indefinite lives which are not amortized, but instead are tested for impairment annually during the fourth quarter each year or more frequently if events or changes in circumstances indicate that the asset might be impaired.

2012
For the year ended December 31, 2012, we paid cash for acquisitions, net of cash acquired, totaling $177 million. None of our acquisitions were material either individually or in the aggregate, including the pro forma impact on earnings. All acquisitions were funded with cash flows from operations. Acquisitions completed during the year ended December 31, 2012 by segment included:

S&P DJ Indices

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On June 29, 2012, we closed our transaction with CME Group, Inc. (“CME Group”) and CME Group Index Services LLC (“CGIS”), a joint venture between CME Group and Dow Jones & Company, Inc., to form a new company, S&P Dow Jones Indices LLC. See below for further detail related to this transaction.

S&P Capital IQ

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On June 29, 2012, we acquired Credit Market Analysis Limited (“CMA”) from the CME Group. CMA provides independent data concerning the over-the-counter markets. CMA's data and technology will enhance our capability to provide pricing and related over-the-counter information.

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On April 3, 2012, we completed the acquisition of QuantHouse, an independent global provider of end-to-end systematic low-latency market data solutions. The acquisition allows us to offer real-time monitors, derived data sets and analytics as well as the ability to package and resell this data as part of a core solution.

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On February 8, 2012, we completed the acquisition of R² Technologies (“R²”). R² provides advanced risk and scenario-based analytics to traders, portfolio and risk managers for pricing, hedging and capital management across asset classes.

C&C

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On November 1, 2012, we completed the acquisition of Kingsman SA (“Kingsman”), a privately-held, Switzerland-based provider of price information and analytics for the global sugar and biofuels markets. The acquisition of Kingsman will expand our presence in sugar and biofuels information markets and has the potential to provide growth in the global agricultural information markets.

S&P Ratings

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On July 4, 2012, CRISIL, our majority owned Indian credit rating agency, completed the acquisition of Coalition, a privately-held U.K. analytics company, and its subsidiaries. Coalition provides high-end analytics to leading global investment banks and other financial services firms. Coalition has been integrated into CRISIL's Global Research & Analytics business.

Our acquisitions during 2012 were accounted for using the purchase method. Under the purchase method, the excess of the purchase price over the fair value of the net assets acquired is allocated to goodwill and other intangibles. Intangible assets recorded for all transactions are amortized using the straight-line method for periods not exceeding 20 years. None of the goodwill acquired from our acquisitions during 2012 will be deductible for tax purposes.

Acquisition of Dow Jones Index Business
We own 73% and CME Group and CGIS collectively own 27% of S&P Dow Jones LLC. In exchange for their 27% minority interest, CME Group and CGIS contributed their Dow Jones Index (“DJI”) business; in exchange for our 73% and controlling interest, we contributed our Standard & Poor's Index (“S&P Index”) business. The DJI business focuses on the development of financial benchmarks used by licensees to create exchange-traded funds, option contracts and futures contracts traded on exchanges as well as used as a metric to evaluate economic performance. The combination of these businesses creates the world's premier provider of financial market indices; we expect to increase revenue through international and asset-class expansion, new product development, enhanced market data offerings and increased cross-selling opportunities. The pro forma impact on revenue and earnings from our joint venture with the DJI business was not material to our consolidated results for the year ended December 31, 2012.

The terms of the operating agreement of S&P Dow Jones Indices LLC contain redemption features whereby interests held by minority partners are redeemable. See Note 8 – Equity for further discussion.

Acquisition-Related Expenses
During the year ended December 31, 2013, we incurred $15 million of acquisition-related costs related to the formation of S&P Dow Jones Indices LLC. These expenses are included in selling and general expenses in our consolidated statement of income.

Allocation of Purchase Price
Because we consolidate S&P Dow Jones Indices LLC, we have applied the purchase method of accounting to the S&P Dow Jones Indices LLC contributed business. DJI's results of operations have been included in our consolidated results of operations subsequent to June 29, 2012 (the "Acquisition Date").

The fair value of the DJI business acquired of $792 million was estimated by applying a market approach and an income approach. This fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement. The fair value estimates of the proportionate shares of the contributed businesses are based on, but not limited to, future expected cash flows, appropriate discount rates ranging from 10% to 11%, long term growth rates of 2.5% to 3.5%, assumed financial multiples of companies deemed to be similar to the DJI, and market rate assumptions for contractual obligations. S&P Index continues to be recorded at its historical or carry-over basis.

At the Acquisition Date, our noncontrolling interest has been recorded at the fair value of DJI we acquired plus the proportionate interest of the S&P Index business at our carry-over basis. As of June 30, 2012, we recorded a redeemable noncontrolling interest in our consolidated financial statements (see Note 8 – Equity for further discussion) at the preliminary fair value of 27% of S&P Dow Jones Indices LLC or $792 million due to the redemption provisions described above, representing CME Group's and CGIS' interest in S&P Dow Jones Indices LLC.

The tables below present the consideration transferred and the allocation of purchase price to the assets and liabilities of the DJI business acquired as a result of the transaction.

Consideration Transferred

(in millions)
Fair value of 27% of S&P Index	$571
Fair value of redeemable noncontrolling interest associated with net assets acquired	221
Total	$792

Purchase Price Allocation

(in millions)
Current assets	$79
Intangible assets:
Indefinite-lived intangibles	470
Customer relationships	110
Other intangibles	33
Goodwill	111
Current liabilities	(11)
Total net assets	$792

The intangible assets, excluding goodwill and indefinite-lived intangibles, will be amortized over their anticipated useful lives of between 5 and 20 years.

Income Taxes
We are responsible for the tax matters for S&P Dow Jones Indices LLC, including the filing of returns and the administration of any proceedings with taxing authorities. For U.S. federal income tax purposes, S&P Dow Jones Indices LLC is treated as a partnership. The income of S&P Dow Jones Indices LLC flows through and is subject to tax at the partners' level. However, S&P Dow Jones Indices LLC incurs current and deferred income taxes in a limited number of states and localities and its foreign subsidiaries incur immaterial current and deferred foreign income taxes.

We recognized $216 million of non-current deferred tax liabilities in connection with CME Group and CGIS acquiring an indirect noncontrolling interest in the S&P Index business in exchange for our acquisition of a portion of our interest in the DJI business. Because we maintained control of the S&P Index business, the excess of fair value received over historical carrying value and the related tax impact were recorded in additional paid-in capital.

Goodwill and Identifiable Intangibles
Goodwill consists primarily of intangible assets that do not qualify for separate recognition, including assembled workforce, noncontractual relationships and agreements. The goodwill is not expected to be deductible for tax purposes.

Non-cash investing activities
Liabilities assumed in conjunction with the acquisition of businesses are as follows:

(in millions)	Years ended December 31,
	2014	2013	2012
Fair value of assets acquired	$67	$—	$1,071
Fair value of consideration transferred for DJI business	—	—	792
Cash paid (net of cash acquired)	52	—	177
Liabilities assumed [1]	$15	$—	$102

[1] 2013 acquisitions did not result in any liabilities assumed.

Divestitures - Continuing Operations

During the year ended December 31, 2014, we completed the following dispositions that resulted in a net pre-tax loss of $9 million, which was included in other loss (income) in the consolidated statement of income:

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On July 31, 2014, we completed the sale of the Company's aircraft to Harold W. McGraw III, Chairman of the Company's Board of Directors and former President and CEO of the Company for a purchase price of $20 million. During the second quarter of 2014, we recorded a non-cash impairment charge of $6 million within other (income) loss in our consolidated statement of income as a result of the pending sale. See Note 13 — Related Party Transactions for further information.

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On June 30, 2014, we completed the sale of our data center to Quality Technology Services, LLC which owns, operates and manages data centers. Net proceeds from the sale of $58 million were received in July 2014. The sale includes all of the facilities and equipment on the south campus of our East Windsor, New Jersey location, inclusive of the rights and obligations associated with an adjoining solar power field. The sale resulted in an expense of $3 million recorded within other loss (income) in our consolidated statement of income, which is in addition to the non-cash impairment charge we recorded in the fourth quarter of 2013.

During the year ended December 31, 2013, we completed the following dispositions that resulted in a net pre-tax gain of $24 million, which was included in other loss (income) in the consolidated statement of income:

•	On September 30, 2013, we completed the sale of Financial Communications, which was part of our S&P Capital IQ segment.

•	On August 27, 2013, CRISIL sold its 49% equity interest in India Index Services & Products Ltd. This investment was held within our S&P Ratings segment.

•	On August 1, 2013, we completed the sale Aviation Week within our C&C segment to Penton, a privately held business information company.

Additionally, S&P Capital IQ closed several of their non-core businesses during 2013.

We did not complete any dispositions during the year ended December 31, 2012.

Discontinued Operations

On November 3, 2014, we completed the sale of McGraw Hill Construction, which has historically been part of the C&C segment, to Symphony Technology Group for $320 million in cash completing the portfolio rationalization to create McGraw Hill Financial. We recorded an after-tax gain on the sale of $160 million, which is included in income from discontinued operations, net of tax in the consolidated statement of income for the year ended December 31, 2014. We intend to use a portion of the after-tax proceeds to make selective acquisitions, investments, share repurchases and for general corporate purposes.

On March 22, 2013, we completed the sale of MHE to investment funds affiliated with Apollo Global Management, LLC for a purchase price of $2.4 billion in cash. We recorded an after-tax gain on the sale of $589 million, which is included in discontinued operations, net in the consolidated statement of income for the year ended December 31, 2013. We have used a portion of the after-tax proceeds from the sale to pay down short-term debt, for the special dividend paid in 2012, and to continue share repurchases. We intend to continue to use a portion of the after-tax proceeds to make selective acquisitions, investments, share repurchases and for general corporate purposes.

The key components of income from discontinued operations consist of the following:

(in millions)	Years ended December 31,
	2014	2013	2012
Revenue	$139	$441	$2,242
Expenses	110	436	2,426
Operating income (loss)	29	5	(184)
Interest expense (income), net	—	2	(2)
Income (loss) before taxes on income (loss)	29	3	(182)
Provision for taxes on income (loss)	11	—	27
Income (loss) from discontinued operations, net of tax	18	3	(209)
Pre-tax gain on sale from discontinued operations	289	888	—
Provision for taxes on gain on sale	129	299	—
Gain on sale of discontinued operations, net of tax	160	589	—
Discontinued operations, net	178	592	(209)
Less: net (loss) income attributable to noncontrolling interests	—	(1)	5
Income (loss) from discontinued operations attributable to McGraw Hill Financial, Inc. common shareholders	$178	$593	$(214)

Results from discontinued operations for the year ended December 31, 2014 included the after-tax gain on sale of McGraw Hill Construction of $160 million.
Results from discontinued operations for the year ended December 31, 2013 included the after-tax gain on sale of MHE of $589 million.
Results from discontinued operations for the year ended December 31, 2012 included several non-recurring items:

•	Intangible asset impairments of $497 million that consisted of goodwill, prepublication and inventory assets at MHE's School Education Group ("SEG").

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As a result of the offer we received from Apollo Global Management, LLC in the fourth quarter of 2012, we performed a goodwill impairment review at MHE, which resulted in a full impairment of goodwill of $478 million at SEG.

◦	An impairment charge of $19 million was recorded on certain prepublication and inventory assets as targeted school programs were shut down.

•	Restructuring charges of $39 million consisting primarily of employee severance costs related to a workforce reduction of approximately 530 positions.

•	Direct transaction costs of $17 million for legal and professional fees related to the sale of MHE.

•	A charge related to a lease commitment of $3 million.

•	These charges were partially offset by a vacation accrual reversal of $17 million related to a change in our vacation policy.

The components of assets and liabilities held for sale related to McGraw Hill Construction in the consolidated balance sheet consist of the following:

(in millions)	December 31, 2013
Accounts receivable, net	$30
Goodwill	3
Other assets	3
Assets held for sale	$36

Accounts payable and accrued expenses	$13
Unearned revenue	41
Liabilities held for sale	$54